Exhibit 99.3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                MORGAN STANLEY
        IXIS Real Estate Capital Trust
                   2005-HE2
               Adjustable Rate


Selection Criteria: Adjustable Rate
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV


1. Documentation Level

-------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                           Morgage
                                              Aggregate    Pool by       Avg      Weighted               Weighted
                                    Number     Cut-off    Aggregate   Mortgage    Average    Weighted    Average
                                      of        Date       Cut-off      Loan       Gross      Average    Combined   Weighted
                                   Mortgage   Principal   Principal   Principal   Interest     Gross     Original    Average
Documentation Level                 Loans      Balance     Balance     Balance      Rate      Margin       LTV     FICO Score
-------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                1,408    316,199,749       53.18     224,574      7.344       6.366      79.97       645.5
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  1,585    257,395,604       43.29     162,395      7.486       6.482      81.79       605.4
-------------------------------------------------------------------------------------------------------------------------------
Limited                               109     21,032,020        3.54     192,954      7.221       6.153      80.67         607
-------------------------------------------------------------------------------------------------------------------------------
Total:                              3,102    594,627,373         100     191,692      7.401       6.408      80.78       626.8
-------------------------------------------------------------------------------------------------------------------------------


2. Credit Score

-------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                           Morgage
                                              Aggregate    Pool by       Avg      Weighted               Weighted
                                    Number     Cut-off    Aggregate   Mortgage    Average    Weighted    Average
                                      of        Date       Cut-off      Loan       Gross      Average    Combined   Weighted
                                   Mortgage   Principal   Principal   Principal   Interest     Gross     Original    Average
Credit Score                        Loans      Balance     Balance     Balance      Rate      Margin       LTV     FICO Score
-------------------------------------------------------------------------------------------------------------------------------
481 - 500                               7        853,222        0.14     121,889      8.774       7.884      69.66         500
-------------------------------------------------------------------------------------------------------------------------------
501 - 520                             201     32,005,824        5.38     159,233      8.531        6.99      74.56       510.3
-------------------------------------------------------------------------------------------------------------------------------
521 - 540                             248     39,582,363        6.66     159,606      8.497       7.034      76.27       530.5
-------------------------------------------------------------------------------------------------------------------------------
541 - 560                             268     42,634,885        7.17     159,085      8.069       6.839      75.87       551.2
-------------------------------------------------------------------------------------------------------------------------------
561 - 580                             237     39,595,085        6.66     167,068      8.089       6.778       81.1       570.9
-------------------------------------------------------------------------------------------------------------------------------
581 - 600                             308     51,979,273        8.74     168,764      7.637       6.545      81.03       591.4
-------------------------------------------------------------------------------------------------------------------------------
601 - 620                             349     68,397,864        11.5     195,982      7.329       6.295      82.57       610.3
-------------------------------------------------------------------------------------------------------------------------------
621 - 640                             324     61,028,812       10.26     188,361      7.212       6.233      81.67       630.7
-------------------------------------------------------------------------------------------------------------------------------
641 - 660                             345     73,423,843       12.35     212,823      7.048       6.288      81.92       650.2
-------------------------------------------------------------------------------------------------------------------------------
661 - 680                             257     53,287,123        8.96     207,343      6.984       6.011      82.47       669.4
-------------------------------------------------------------------------------------------------------------------------------
681 - 700                             195     44,812,745        7.54     229,809      6.745        6.17      82.03       690.3
-------------------------------------------------------------------------------------------------------------------------------
701 - 720                             152     37,343,292        6.28     245,680       6.78       6.068      83.26       709.1
-------------------------------------------------------------------------------------------------------------------------------
721 - 740                             106     24,612,434        4.14     232,193      6.801       6.152      82.97       729.5
-------------------------------------------------------------------------------------------------------------------------------
741 - 760                              61     15,572,890        2.62     255,293      6.725       6.227      81.78       751.1
-------------------------------------------------------------------------------------------------------------------------------
761 - 780                              28      5,698,902        0.96     203,532      6.697       6.111      78.82       769.5
-------------------------------------------------------------------------------------------------------------------------------
781 - 800                              13      3,059,889        0.51     235,376      6.698       5.831      83.84       787.5
-------------------------------------------------------------------------------------------------------------------------------
801 - 820                               3        738,927        0.12     246,309      7.296       6.041      89.54       809.7
-------------------------------------------------------------------------------------------------------------------------------
Total:                              3,102    594,627,373         100     191,692      7.401       6.408      80.78       626.8
-------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 811
Non-Zero Weighted Average: 627

3. Range of Combined Original LTV Ratios (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                           Morgage
                                              Aggregate    Pool by       Avg      Weighted               Weighted
                                    Number     Cut-off    Aggregate   Mortgage    Average    Weighted    Average
                                      of        Date       Cut-off      Loan       Gross      Average    Combined   Weighted
Range of Combined Original         Mortgage   Principal   Principal   Principal   Interest     Gross     Original    Average
LTV Ratios ($%)                     Loans      Balance     Balance     Balance      Rate      Margin       LTV     FICO Score
-------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                1        119,401        0.02     119,401          7         6.5        9.8         641
-------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                           3        187,780        0.03      62,593      8.731         7.7      18.74       603.6
-------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                           8        507,921        0.09      63,490      7.951       7.142      23.59       609.2
-------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                           6        502,289        0.08      83,715       8.09       7.188      27.38       577.7
-------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                          10      1,143,394        0.19     114,339      8.098       6.947      33.11       578.7
-------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                          11      1,660,213        0.28     150,928      7.698       6.979      38.88       544.8
-------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                          14      1,598,479        0.27     114,177      7.782       6.421      43.24       586.8
-------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                          34      4,693,481        0.79     138,044      7.808       6.771      47.89       573.3
-------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                          42      7,377,969        1.24     175,666      7.287       6.474      52.29       586.3
-------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                          53      8,135,326        1.37     153,497      7.297       6.422      57.96       569.3
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                         103     19,224,178        3.23     186,643      7.734       6.814       63.3       577.8
-------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                         154     26,906,534        4.52     174,718      7.505        6.59      69.12       584.1
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                         218     40,904,736        6.88     187,636      7.733       6.686      73.91       582.5
-------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                       1,225    262,631,245       44.17     214,393      6.945       6.227      79.84       652.7
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                         345     61,337,302       10.32     177,789      7.747       6.542       84.6       592.2
-------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                         541    102,937,366       17.31     190,272      7.699       6.457      89.61       622.4
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                         224     38,625,615         6.5     172,436      8.098       6.433      94.76       634.4
-------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                        110     16,134,146        2.71     146,674      8.348       6.694      99.87         670
-------------------------------------------------------------------------------------------------------------------------------
Total:                              3,102    594,627,373         100     191,692      7.401       6.408      80.78       626.8
-------------------------------------------------------------------------------------------------------------------------------

Minimum: 9.80
Maximum: 100.00
Weighted Average: 80.78


4. Documentation Level Greater than 85% LTV

-------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                           Morgage
                                              Aggregate    Pool by       Avg      Weighted               Weighted
                                    Number     Cut-off    Aggregate   Mortgage    Average    Weighted    Average
                                      of        Date       Cut-off      Loan       Gross      Average    Combined   Weighted
Documentation Level Greater        Mortgage   Principal   Principal   Principal   Interest     Gross     Original    Average
than 85% LTV                        Loans      Balance     Balance     Balance      Rate      Margin       LTV     FICO Score
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation                   570      89,173,677       56.55     156,445      7.842       6.629       92.1       617.5
-------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                 279      63,788,471       40.45     228,633        7.9       6.269      91.61       648.3
-------------------------------------------------------------------------------------------------------------------------------
Limited                               26       4,734,979           3     182,115      7.759       6.365      92.73       626.6
-------------------------------------------------------------------------------------------------------------------------------
Total:                               875     157,697,126         100     180,225      7.863       6.475      91.92       630.2
-------------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY
IXIS Real Estate Capital Trust
2005-HE2
Fixed Rate

Selection Criteria: Fixed Rate
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV


1. Documentation Level

----------------------------------------------------------------------------------------------
                                       % of
                                      Morgage
                         Aggregate    Pool by      Avg      Weighted    Weighted
               Number     Cut-off    Aggregate   Mortgage    Average    Average
Documenta-       of         Date      Cut-off      Loan       Gross     Combined   Weighted
tion          Mortgage   Principal   Principal  Principal   Interest    Original    Average
Level           Loans     Balance     Balance    Balance      Rate        LTV     FICO Score
----------------------------------------------------------------------------------------------
Full Documentation   344 35,953,265       50.91    104,515       7.784       80.7       630.4
----------------------------------------------------------------------------------------------
Stated Documentation 362 32,416,485        45.9     89,548       8.558      82.97       661.3
----------------------------------------------------------------------------------------------
Limited               30  2,256,236        3.19     75,208       8.706      84.66       628.6
----------------------------------------------------------------------------------------------
Total:               736 70,625,985         100     95,959       8.169      81.87       644.5
----------------------------------------------------------------------------------------------


2. Credit Score

----------------------------------------------------------------------------------------------
                                       % of
                                      Morgage
                         Aggregate    Pool by      Avg      Weighted    Weighted
               Number     Cut-off    Aggregate   Mortgage    Average    Average
                 of         Date      Cut-off      Loan       Gross     Combined   Weighted
Credit        Mortgage   Principal   Principal  Principal   Interest    Original    Average
Score           Loans     Balance     Balance    Balance      Rate        LTV     FICO Score
----------------------------------------------------------------------------------------------
481 - 500         1          41,600        0.06     41,600       11.25         80         500
----------------------------------------------------------------------------------------------
501 - 520        15       1,327,552        1.88     88,503       9.891      73.31       510.3
----------------------------------------------------------------------------------------------
521 - 540        23       1,661,142        2.35     72,224        9.38      79.41       529.5
----------------------------------------------------------------------------------------------
541 - 560        43       5,263,618        7.45    122,410       7.901      73.41       551.2
----------------------------------------------------------------------------------------------
561 - 580        18       1,553,313         2.2     86,295       8.139      73.65       569.6
----------------------------------------------------------------------------------------------
581 - 600        77       6,297,348        8.92     81,784        8.75      80.71       590.4
----------------------------------------------------------------------------------------------
601 - 620        77       7,538,470       10.67     97,902        7.88      78.78       611.2
----------------------------------------------------------------------------------------------
621 - 640       100       7,339,049       10.39     73,390        8.73      83.43       631.2
----------------------------------------------------------------------------------------------
641 - 660       111      11,683,085       16.54    105,253       8.045      82.89       648.7
----------------------------------------------------------------------------------------------
661 - 680        82       8,814,217       12.48    107,490       8.236      86.13       670.1
----------------------------------------------------------------------------------------------
681 - 700        60       7,137,140       10.11    118,952       7.639      80.72       689.3
----------------------------------------------------------------------------------------------
701 - 720        45       3,756,606        5.32     83,480       8.352      86.95       709.7
----------------------------------------------------------------------------------------------
721 - 740        34       3,595,898        5.09    105,762       7.478       85.4       731.8
----------------------------------------------------------------------------------------------
741 - 760        32       2,914,302        4.13     91,072       7.861      90.23       749.3
----------------------------------------------------------------------------------------------
761 - 780        11       1,436,080        2.03    130,553        7.17      75.78       768.8
----------------------------------------------------------------------------------------------
781 - 800         5         231,583        0.33     46,317       8.765      92.39       788.3
----------------------------------------------------------------------------------------------
801 - 820         2          34,983        0.05     17,492      10.001       95.4       805.4
----------------------------------------------------------------------------------------------
Total:          736      70,625,985         100     95,959       8.169      81.87       644.5
----------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 807
Weighted Average: 645

3. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------
                                       % of
                                      Morgage
Range of                 Aggregate    Pool by      Avg      Weighted    Weighted
Combined       Number     Cut-off    Aggregate   Mortgage    Average    Average
Original         of         Date      Cut-off      Loan       Gross     Combined   Weighted
LTV Ratios    Mortgage   Principal   Principal  Principal   Interest    Original    Average
(%)             Loans     Balance     Balance    Balance      Rate        LTV      FICO Score
----------------------------------------------------------------------------------------------
10.01 - 15.00       1        59,647        0.08     59,647        7.85      14.22         567
----------------------------------------------------------------------------------------------
15.01 - 20.00       2        73,879         0.1     36,939      10.464      18.23       557.3
----------------------------------------------------------------------------------------------
20.01 - 25.00       1        49,971        0.07     49,971       8.715      20.83         642
----------------------------------------------------------------------------------------------
25.01 - 30.00       4       349,847         0.5     87,462       6.799      27.19       653.7
----------------------------------------------------------------------------------------------
30.01 - 35.00       3       306,171        0.43    102,057       6.781      32.42       651.3
----------------------------------------------------------------------------------------------
35.01 - 40.00       9       799,371        1.13     88,819       7.354       36.3       647.2
----------------------------------------------------------------------------------------------
40.01 - 45.00       4       562,956         0.8    140,739       6.449      42.08       614.7
----------------------------------------------------------------------------------------------
45.01 - 50.00       8       924,570        1.31    115,571       6.759      47.34       636.7
----------------------------------------------------------------------------------------------
50.01 - 55.00       3     1,042,597        1.48    347,532       6.362      52.76       624.4
----------------------------------------------------------------------------------------------
55.01 - 60.00      22     2,700,603        3.82    122,755       7.132      57.81       614.3
----------------------------------------------------------------------------------------------
60.01 - 65.00      26     4,528,258        6.41    174,164       6.836      63.05       622.8
----------------------------------------------------------------------------------------------
65.01 - 70.00      24     3,442,518        4.87    143,438       7.084      67.93       664.4
----------------------------------------------------------------------------------------------
70.01 - 75.00      38     5,557,794        7.87    146,258       7.098      73.43       621.8
----------------------------------------------------------------------------------------------
75.01 - 80.00     102    14,546,824        20.6    142,616       7.442      79.66       642.8
----------------------------------------------------------------------------------------------
80.01 - 85.00      52     7,570,100       10.72    145,579       7.293      84.26       628.1
----------------------------------------------------------------------------------------------
85.01 - 90.00      51     6,566,992         9.3    128,765       7.838      89.44       646.2
----------------------------------------------------------------------------------------------
90.01 - 95.00      39     2,394,229        3.39     61,390       9.996      94.58       646.3
----------------------------------------------------------------------------------------------
95.01 - 100.00    347    19,149,661       27.11     55,186      10.209      99.93       666.6
----------------------------------------------------------------------------------------------
Total:            736    70,625,985         100     95,959       8.169      81.87       644.5
----------------------------------------------------------------------------------------------

Minimum: 14.22
Maximum: 100.00
Weighted Average: 81.87


4. Documentation Level Greater than 85% LTV

----------------------------------------------------------------------------------------------
                                       % of
                                      Morgage
Documenta-               Aggregate    Pool by      Avg      Weighted    Weighted
tion Level     Number     Cut-off    Aggregate   Mortgage    Average    Average
Greater          of         Date      Cut-off      Loan       Gross     Combined   Weighted
than 85%      Mortgage   Principal   Principal  Principal   Interest    Original    Average
LTV             Loans     Balance     Balance    Balance      Rate        LTV      FICO Score
----------------------------------------------------------------------------------------------
Stated Documentation 251 15,044,672       53.52     59,939      10.075      98.43       678.3
----------------------------------------------------------------------------------------------
Full Documentation   167 12,186,033       43.35     72,970       9.012       95.1       639.6
----------------------------------------------------------------------------------------------
Limited               19    880,176        3.13     46,325      10.792      99.74       632.4
----------------------------------------------------------------------------------------------
Total:               437 28,110,881         100     64,327       9.637      97.03       660.1
----------------------------------------------------------------------------------------------